EXHIBIT 10.1
                                                                    ------------

                                                               EXECUTION VERSION


                                SECOND AMENDMENT
                                       TO
                    SUBORDINATION AND INTERCREDITOR AGREEMENT

         This SECOND AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT (this "Second Amendment") is made as of September 26, 2007, by and among RONHOW, LLC, a Georgia limited liability company, (the "Subordinated Creditor" or "Subordinated Lender"), HAROLD'S STORES, INC., an Oklahoma corporation (the "Parent"), HAROLD'S FINANCIAL CORPORATION, an Oklahoma corporation, HAROLD'S DIRECT, INC., an Oklahoma corporation, HAROLD'S STORES OF TEXAS, L.P., a Texas limited partnership, HAROLD'S OF JACKSON, INC., a Mississippi corporation, THE CORNER PROPERTIES, INC., an Oklahoma corporation, HAROLD'S DBO, INC., a Texas corporation, HAROLD'S LIMITED PARTNERS, INC., an Oklahoma corporation, and HSTX, INC., a Texas corporation (each, individually, a "Guarantor" and collectively the "Guarantors"), and WELLS FARGO RETAIL FINANCE II, LLC, as agent (the "Agent") and lender (together with any other lenders under the Senior Loan Agreement as defined below, collectively the "Lender"; the Agent, the Lender, and their respective successors, transferees, and assigns, being herein sometimes collectively referred to as the "Senior Creditor").

                                    RECITALS:

         WHEREAS, Parent, certain of the Guarantors, and Wells Fargo Retail Finance II, LLC, as Agent and Lender, have entered into that certain Loan and Security Agreement, dated as of February 5, 2003, as amended by Amendment No. 1 to Loan and Security Agreement, dated as of July 10, 2003, Amendment No. 2 to Loan and Security Agreement, dated as of April 29, 2004, Amendment No. 3 to Loan and Security Agreement, dated as of January 24, 2006, Amendment No. 4 to Loan and Security Agreement, dated as of June 1, 2006, Amendment No. 5 to Loan and Security Agreement, dated as of August 31, 2006, Amendment No. 6 to Loan and Security Agreement, dated as of April 26, 2007, and Amendment No. 7 to Loan and Security Agreement, dated as of the date hereof (as further amended, modified, supplemented, extended or restated from time to time, the "Senior Loan Agreement"), pursuant to which, among other things, the Lender has agreed, subject to the terms and conditions set forth in the Senior Loan Agreement, to make certain loans and financial accommodations to the Parent and certain of the Guarantors, which loans and financial accommodations are secured by the Senior Security Documents (as defined in the Subordination Agreement); and

         WHEREAS, the Subordinated Creditor and the Parent have entered into that certain Subordinated Loan Agreement, dated as of August 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, "Subordinated Loan Agreement"), and the Guarantors have guaranteed the obligations of the Parent thereunder in favor of the Subordinated Creditor pursuant to the Subordinated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, "Subordinated Guaranty"). The Subordinated Loan Agreement and the Subordinated Guaranty are secured by the Subordinated Security Documents (as defined in the Subordination Agreement); and

         WHEREAS, as an inducement to Lender to consent to the execution and delivery of the Subordinated Loan Agreement, Subordinated Creditor agreed to subordinate all obligations, liabilities and indebtedness of Parent to Subordinated Creditor pursuant to that certain Subordination and Intercreditor Agreement, dated as of August 31, 2006, as amended by that certain First Amendment to Subordination and Intercreditor Agreement, dated as of April 26, 2007 (the "Subordination Agreement"); and

         WHEREAS, Parent, Guarantors, and Subordinated Creditor desire to amend certain provisions of the Subordinated Loan Agreement, Subordinated Guaranty and Subordinated Security Documents and to amend and restate in its entirety the Subordinated Note (as defined in the Subordination Agreement) and Senior Creditor gives its prior written consent to the same herein as required by
Section 3.2 of the Subordination Agreement; and

         WHEREAS, Parent, Guarantors, Senior Creditor and Subordinated Creditor desire to amend certain provisions of the Subordination Agreement in connection with the modifications to the Subordinated Loan Agreement, Subordinated Note, Subordinated Guaranty and Subordinated Security Documents;

         NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Second Amendment, Parent, Guarantors, Senior Creditor and Subordinated Creditor hereby agree as follows:

         SECTION 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Subordination Agreement.

         SECTION 2. AMENDMENTS.

                  A. Section 1 of the Subordination Agreement is hereby amended by adding the following definition, in the appropriate alphabetical order:

                           "LIMITED RECOURSE GUARANTY" means that certain Limited Recourse Guaranty and Security Agreement, dated as of September 26, 2007, by and between Subordinated Creditor and Senior Creditor, as the same may be amended, modified, supplemented or restated from time to time.

                  B. Section 1 of the Subordination Agreement is hereby amended by amending and restating the definitions of "Subordinated Debt", "Subordinated Note", and "Permitted Subordinated Debt Payments" to read in their entirety as follows:

                           "SUBORDINATED DEBT" shall mean all of the obligations of any Obligor to the Subordinated Creditor (a) evidenced by or incurred pursuant to the Subordinated Debt Documents (including, without limitation, each future advance made pursuant to such Subordinated Debt Documents), (b) any and all obligations to pay the Deposit Account Fee (as defined in the Subordinated Loan Agreement) and
         (c) all obligations, whether pursuant to the Subordinated Debt Documents or otherwise, to refund or reimburse Subordinated Creditor in respect of amounts that Senior Creditor may at any time, and from time to time, set off or otherwise apply against any obligations owed by Subordinated Creditor to Senior Creditor pursuant to the Limited Recourse Guaranty.

                           "SUBORDINATED NOTE" shall mean that certain Second Amended and Restated Subordinated Secured Promissory Note, dated as of September 26, 2007, made by Parent to the order of Subordinated Creditor, in the stated principal amount of $15,000,000, as the same may be amended, modified, restated and supplemented from time to time.

                           "PERMITTED SUBORDINATED DEBT PAYMENTS" means each of the following: (i) scheduled monthly payments of accrued but unpaid interest at the rates set forth in the Subordinated Note (including interest at the default rate to the extent then applicable) and payments on a scheduled monthly payment date of any accrued interest that remains unpaid due to application of this Agreement with respect to prior periods; provided, however, that on each Interest Payment Date (as defined in the Subordinated Loan Agreement) through and including the first Interest Payment Date on which the aggregate amount of interest accruing from March 1, 2007, through such Interest Payment Date under the Subordinated Note equals or exceeds $1,000,000, the accrued interest under the Subordinated Note shall be added to the principal balance thereof in lieu of cash payment of such accrued interest by Parent; (ii) with respect to that portion of the Guarantor's Deposit placed with Senior Creditor pursuant to the Limited Recourse Guaranty against which Senior Creditor has not exercise its right of set-off, or against which a set-off by the Senior Creditor is restored through payment or credit to the principal balance of the general ledger account in which such deposit is held, an amount payable monthly in arrears equal to the excess of (a) the amount of interest that would accrue on such amounts in the deposit account if such amounts were outstanding principal under the Tranche B Term Loan (as defined in the Subordinated Debt Documents) over (b) the amount of interest paid by Senior Creditor to the Subordinated Creditor in respect of the deposit account, in each case during the period such amounts are actually held on deposit in the deposit account; and (iii) with respect to that portion of the Guarantor's Deposit placed with Senior Creditor pursuant to the Limited Recourse Guaranty against which Senior Creditor has exercised its right of set-off, any amount paid by Parent or any Guarantor from amounts advanced under the Senior Loan Agreement to restore to the principal balance of the general ledger account in which the deposit is held any portion of the amount so set off. The amounts set forth in subsection (ii) above shall be payable, in arrears, on the first day of each month or, if any such date shall not be a business day, on the next succeeding business day to occur after such date; provided, however, that in lieu of any payment in cash of such amount, the amount shall be deemed to be accrued but unpaid interest under the Tranche B Revolving Loan, as defined in the Subordinated Debt Documents, and subject to the provisions of clause
         (i) above.

                  C. Section 3.2 of the Subordination Agreement is hereby amended by amending and restating such section in its entirety as follows:

                           "Until the Senior Debt has been indefeasibly paid in full in cash and all lending commitments under the Senior Debt Documents have terminated, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Subordinated Creditor shall not, without the prior written consent of Agent, agree to any amendment, modification or supplement to the Subordinated Debt Documents the effect of which is to (a) increase the maximum principal amount of the Subordinated Debt or rate of interest on any of the Subordinated Debt, (b) change the dates upon which payments of principal or interest on the Subordinated Debt are due, (c) change or add any event of default or any covenant with respect to the Subordinated Debt, (d) change any redemption or prepayment provisions of the Subordinated Debt, (e) alter the subordination provisions with respect to the Subordinated Debt, including, without limitation, subordinating the Subordinated Debt to any other indebtedness, (f) take any liens or security interests in any assets of an Obligor, other than pursuant to the Subordinated Security Documents, or (g) change or amend any other term of the Subordinated Debt Documents if such change or amendment would result in a Senior Default, increase the obligations of any Obligor or confer additional material rights on the Subordinated Creditor in a manner adverse to any Obligor or the Senior Creditor; provided, however, the Subordinated Creditor may make additional advances in an amount equal to the payment of Subordinated Debt deemed to have been made upon conversion of all, or a portion of, the Subordinated Debt into common stock (as defined in the Senior Loan Agreement) of Parent, the Series 2006-B Preferred Stock of Parent, the Series 2007-A Senior Preferred Stock of Parent, the Series 2007-B Senior Preferred Stock of Parent or any other preferred stock of Parent. Subordinated Creditor will, or will cause Parent to, notify Senior Creditor of additional advances pursuant to the Subordinated Debt Documents as required pursuant to the Senior Loan Agreement (provided however prior notice shall not be required in the event an advance of Subordinated Debt is made to pay interest then due and payable in respect of the Subordinated Debt as permitted pursuant to
         Section 2.3(d) above), and Subordinated Creditor covenants and agrees to limit the principal amount of the Subordinated Debt to not more than $15,000,000 plus the amount of any accrued but unpaid interest that is added to the principal balance outstanding under the Subordinated Note in accordance with the terms thereof (but any increase above such amount shall continue to be subordinated under the terms hereof.)"

         SECTION 3. REFERENCES TO SUBORDINATION AGREEMENT. All references to the Subordination Agreement therein or in any of the Senior Loan Documents or Subordinated Loan Documents shall be deemed a reference to the Subordination Agreement as amended by the First Amendment to Subordination and Intercreditor Agreement, dated as of April 26, 2007, and as further amended by this Second Amendment. Except as expressly provided in this Second Amendment, the execution and delivery of this Second Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Subordination Agreement or any of the Senior Loan Documents or Subordinated Loan Documents executed in connection therewith. To the extent not inconsistent herewith, the Subordination Agreement and all of the Senior Loan Documents and Subordinated Loan Documents executed by Senior Creditor, Subordinated Creditor, Parent, and Guarantors in connection therewith shall remain in full force and effect and are hereby ratified and confirmed by the parties thereto.

         SECTION 4. EFFECTIVE DATE. This Second Amendment shall become effective as of its date and shall bind all parties only upon the execution and delivery to the Senior Creditor and

Subordinated Creditor by the Senior Creditor, Subordinated Creditor, Parent and Guarantors, as applicable.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF PARENT AND GUARANTORS. Each of the Parent and Guarantors hereby represents and warrants to the Senior Creditor and the Subordinated Creditor as follows:

                  A. Such party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Second Amendment in accordance with its terms. This Second Amendment has been duly executed and delivered by such party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                  B. The execution, delivery and performance of this Second Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any governmental approval or violate any applicable law relating to such party;

                  (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it; or

                  (iii) result in or require the creation or imposition of any lien (except as permitted by the Senior Loan Documents and Subordinated Loan Documents) upon or with respect to any property now owned or hereafter acquired by such party.

                  C. That, after giving affect to the amendments set forth in this Second Amendment, the representations and warranties of such party set forth in the Subordination Agreement, the Senior Loan Documents, and the Subordinated Loan Documents and in any other document, instrument or agreement executed or delivered in connection therewith are true and correct as of the date hereof as if made on the date hereof.

                  D. No Event of Default under the Senior Loan Documents or Subordinated Loan Documents, other than as specifically waived herein, has occurred and is continuing as of this date.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF SENIOR AND SUBORDINATED CREDITORS. Each of the Senior Creditor and the Subordinated Creditor hereby represents and warrants to the other as follows:

                  A. Such party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Second Amendment in accordance with its terms. This Second Amendment has been duly executed and delivered by such party and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

                  B. The execution, delivery and performance of this Second Amendment in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any governmental approval or violate any applicable law relating to such party; or

                  (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such party, any material provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties may be bound or any governmental approval relating to it.

                  C. That, after giving affect to the amendments set forth in this Second Amendment, the representations and warranties of such party set forth in the Subordination Agreement are true and correct as of the date hereof as if made on the date hereof.

         SECTION 7. NO NOVATION. It is the intention of the parties hereto that this Second Amendment shall not constitute a novation of the Subordination Agreement and shall in no way adversely affect or impair the validity of the Senior Loan Documents or the Subordinated Loan Documents, it being the intention of the parties hereto merely to amend the Subordination Agreement as expressly set forth herein.

         SECTION 8. WRITTEN CONSENT OF SENIOR CREDITOR. Senior Creditor hereby gives its prior written consent to the amendments, modifications, and supplements to the Subordinated Debt Documents set forth in that certain Second Amended and Restated Subordinated Secured Promissory Note described in Section 2(B) above and the Second Global Amendment and Reaffirmation of Subordinated Debt Documents, dated as of the date hereof.

         SECTION 9. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 10. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF NEW YORK.

         SECTION 11. THIS SECOND AMENDMENT. This Second Amendment is executed pursuant to the Subordination Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Subordination Agreement.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned Subordinated Lender has executed this Second Amendment as of the date first above written.


                           SUBORDINATED LENDER:
                           --------------------

                           RONHOW, LLC, a Georgia limited liability company

                           By: Ronus, Inc., a Georgia corporation,
                               Managing Member



                               By: /s/ Robert Anderson
                                   -------------------------
                               Name: Robert Anderson
                               Title: President

         IN WITNESS WHEREOF, the undersigned Senior Creditor has executed this Second Amendment as of the date first above written.


                           SENIOR CREDITOR:
                           ----------------

                           WELLS FARGO RETAIL FINANCE II, LLC, a Delaware limited liability company



                           By: /s/ Lynn S. Whitmore
                               ---------------------------
                           Name: Lynn S. Whitmore
                           Title: Senior Vice President

         IN WITNESS WHEREOF, the undersigned Parent and Guarantors have executed this Second Amendment as of the date first above written.

                           PARENT:
                           -------

                           HAROLD'S STORES, INC.

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           GUARANTORS:
                           -----------

                           HAROLD'S FINANCIAL CORPORATION

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S DIRECT, INC.

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S STORES OF TEXAS, L.P.

                           By: HSTX, Inc., General Partner

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S OF JACKSON, INC.

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           THE CORNER PROPERTIES, INC.

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO

                           HAROLD'S DBO, INC.

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HAROLD'S LIMITED PARTNERS, INC.

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO


                           HSTX, INC.

                           By: /s/ Ron Staffieri
                               ------------------------
                           Name: Ron Staffieri
                           Title: CEO